SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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[_]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

SCANNER TECHNOLOGIES CORPORATION

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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SCANNER TECHNOLOGIES CORPORATION

NOTICE OF ANNUAL MEETING
to be held on June 9, 2005

TO THE SHAREHOLDERS OF SCANNER TECHNOLOGIES CORPORATION:

        The Annual Meeting of the Shareholders of Scanner Technologies Corporation, a New Mexico corporation (the “Company”), will be held on Thursday, June 9, 2005, at 3:30 p.m., Minneapolis time, at the offices of Fredrikson & Byron, P.A., Suite 4000, 200 South Sixth Street, Minneapolis, Minnesota 55402 for the following purposes:

1.	To set the number of directors at four (4).

2.	To elect four (4) Directors.

3.	To approve an increase of shares from 1,000,000 to 2,300,000 under our 2004 Equity Incentive Plan.

4.	To ratify the appointment of Lurie Besikof Lapidus & Company, LLP as our independent registered public accounting firm for the year ending December 31, 2005.

5.	To transact such other business as may properly come before the meeting.

        Shareholders of record at the close of business on April 21, 2005 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

        Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting. A copy of the Annual Report for the year ended December 31, 2004 also accompanies this Notice.

        You are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors,

Elwin M. Beaty
Chairman, President, Chief Executive Officer
and Chief Financial Officer

Minneapolis, Minnesota
Dated:   May 4, 2005

PROXY STATEMENT
for the
Annual Meeting of Shareholders
of Scanner Technologies Corporation
to be held on June 9, 2005

_________________

INTRODUCTION

        The accompanying Proxy is solicited by the Board of Directors for use at our 2005 Annual Meeting of Shareholders to be held on Thursday, June 9, 2005, at the location and for the purposes set forth in the Notice of Annual Meeting, and at any adjournment thereof.

        The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of stock, will be borne by us. Our directors, officers and regular employees may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

        Any shareholder giving a Proxy may revoke it any time prior to its use at the 2005 Annual Meeting by giving written notice of such revocation to the Secretary or any other officer of Scanner or by filing a later dated written Proxy with one of our officers. Personal attendance at the 2005 Annual Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a later dated Proxy is delivered to an officer before the revoked or superseded Proxy is used at the 2005 Annual Meeting. Proxies will be voted as directed therein. Proxies which are signed by shareholders but which lack specific instruction with respect to any proposal will be voted in favor of such proposal as set forth in the Notice of Annual Meeting or, with respect to the election of directors, in favor of the number and slate of directors proposed by the Board of Directors and listed herein.

        The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of our Common Stock entitled to vote shall constitute a quorum for the transaction of business. If a broker returns a “non-vote” proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter. If a shareholder abstains from voting as to any matter, then the shares held by such stockholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. An abstention as to any proposal will therefore have the same effect as a vote against the proposal.

        The mailing address of the principal executive offices of Scanner is 14505 21st Avenue North, Suite 220, Minneapolis, Minnesota 55447. We expect that the Notice of Annual Meeting, Proxy Statement and Annual Report to Shareholders will first be mailed to shareholders on or about May 4, 2005.

OUTSTANDING SHARES AND VOTING RIGHTS

        Shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof are shareholders of record at the close of business on April 21, 2005 (the “Record Date”). Persons who are not shareholders of record on such date will not be allowed to vote at the Annual Meeting. At the close of business on the Record Date, the Company had 12,059,068 shares of common stock, with no par value, outstanding. The common stock is our only outstanding class of capital stock. The holders of common stock are entitled to one vote for each share held and may vote on each matter to be voted upon at the Annual Meeting. Holders of the common stock are not entitled to cumulate their votes for the election of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED STOCKHOLDER MATTERS

        The following table sets forth, as of April 21, 2005, certain information with respect to beneficial ownership of our Common Stock by (i) each of our executive officers, (ii) each of our directors, (iii) each person known to us to be the beneficial owner of more than 5% of our outstanding Common Stock, and (iv) all of the directors and executive officers as a group.

Name (and Address of 5% Owner) or Identity of Group	Shares Owned Beneficially & of Record(1)		Percentage Stock Outstanding(1)

Elwin M. Beaty	6,806,250	(2)	50.2%

David P. Mork	552,160	(3)	4.5%

Betsy Brenden Radtke	20,000	(4)	*

Michael A. Thorsland	443,558	(5)	3.6%

Elaine E. Beaty	6,806,250	(2)	50.2%

Barron Partners L.P.	2,178,700	(6)	16.5%

All Executive Officers and Directors as a group (4 persons)	7,821,968	(7)	56.1%
_________________ *Less than 1%

(1)	For purposes of computing “beneficial ownership” and the percentage of outstanding Common Stock held by each person or group of persons named above as of April 21, 2005, any security which such person or group of persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing beneficial ownership and the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Represents holdings of (a) Elwin M. Beaty, including (i) 2,657,343 shares, (ii) 75,000 shares that may be purchased by Mr. Beaty upon exercise of exercisable options and (iii) 670,782 shares that may be purchased by Mr. Beaty upon exercise of exercisable warrants, and (b) Elaine E. Beaty, including (i) 2,657,343 shares of Scanner Common Stock, (ii) 75,000 shares that may be purchased by Ms. Beaty upon exercise of exercisable options and (iii) 670,782 shares of that may be purchased by Ms. Beaty upon exercise of exercisable warrants. Elwin Beaty and Elaine Beaty are married, and each of them disclaims the beneficial ownership of the securities owned by the other.

(3)	Includes 75,0000 shares that may be purchased by Mr. Mork upon exercise of exercisable options and 70,310 shares that may be purchased upon exercise of an exercisable warrant.

(4)	Represents shares that may be purchased by Ms. Radtke upon exercise of currently exercisable warrants.

(5)	Includes 231,480 shares that may be purchased by Mr. Thorsland upon exercise of currently exercisable warrants.

(6)	Includes 1,150,000 shares that may be purchased by Barron Partners LP upon exercise of an exercisable warrant. Mr. Andrew Worden is the Managing Director and General Partner of Barron Partners. We have relied on information contained in a Schedule 13G filed by Barron Partners on August 18, 2005, as well as a Form 4 filed by Barron Partners on March 30, 2005.

(7)	See footnotes (2) through (5).

DETERMINATION OF NUMBER AND ELECTION OF DIRECTORS
(Proposals #1 and #2)

        The Bylaws of the Company provide that at each regular meeting of the Company, the shareholders shall determine the number of directors. The Bylaws further provide that a director’s term expires at the regular meeting of shareholders. The Bylaws also state that, between regular meetings, the number of directors may be increased and any vacancies filled by the Board of Directors.

        At the recommendation of the Governance/Nominating Committee, the Board of Directors recommends setting the number of directors at four and nominates the four current directors to continue serving as directors of Scanner until the next annual meeting of shareholders and until their successors shall have been elected and qualified. Determining the number of directors and electing the Board of Director’s recommended director nominees requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on the matter, provided that such majority must be greater than one-third of our outstanding shares entitled to vote at the meeting.

        The names, ages, and respective positions of the directors of Scanner are set forth below, as well as additional information relating to each director.

Name	Age	Position
Elwin M. Beaty	64	Chairman, President, Chief Executive Officer and Chief Financial Officer

David P. Mork	38	Senior Vice President and Director

Betsy Brenden Radtke	38	Director

Michael A. Thorsland	57	Director

        Elwin M. Beaty has served as our President, Chief Executive Officer and Chief Financial Officer and a director since the merger of the Company and Scanner Technologies Corporation, a privately-held Minnesota corporation (“Scanner Minnesota”), on July 31, 2002 (the “Merger”). Mr. Beaty has also served as Chairman of the Board since December 2004. Prior to the Merger, Mr. Beaty served in the same capacities with Scanner Minnesota since its incorporation in November 1990.

        David P. Mork has served as our Senior Vice President and a director since the Merger. Mr. Mork served as Senior Vice President of Scanner Minnesota from 1997 until the Merger.

        Betsy Brenden Radtke has served as a director of Scanner since December 2004. Ms. Radtke has served as Associate Vice President of Alumni Relations for Hamline University in St. Paul, Minnesota since August 1989.

        Michael A. Thorsland has served as a director of Scanner since December 2004. Mr. Thorsland has served as President of Venture Mortgage Corporation, a mortgage banking company in Edina, Minnesota, since founding it in 1990.

EXECUTIVE OFFICERS

        The names and ages of our current executive officers and the positions held by such officers are listed below.

Name	Age	Position
Elwin M. Beaty	64	Chairman, President, Chief Executive Officer and Chief Financial Officer

David P. Mork	38	Senior Vice President and Director

        For information as to the business background of Mr. Beaty and Mr. Mork, see the preceding section of this Proxy Statement entitled Determination of Number and Election of Directors.

CORPORATE GOVERNANCE

        Our business affairs are conducted under the direction of the Board of Directors in accordance with the New Mexico Business Corporation Act and our Articles of Incorporation and Bylaws. Members of the Board of Directors are informed of our business through discussions with management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees. The corporate governance practices that we follow are summarized below.

Independence

        The Board has determined that half of its members are “independent.” Our independent directors are Betsy Brenden Radtke and Michael A. Thorsland.

Code of Ethics and Business Conduct

        The Board has approved a Code of Ethics and Business Conduct that applies to all of our employees, directors and officers, including our principal executive officer, principal financial officer, principal accounting officer and controller. The Code of Ethics and Business Conduct addresses such topics as protection and proper use of our assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest and insider trading. The Code of Ethics and Business Conduct is available free of charge to any shareholder who sends a request for a copy to Scanner Electronics Corporation, Attn. Secretary, 14505 21st Avenue North, Suite 220, Minneapolis, Minnesota 55447, and it is also available on our website at www.scannertech.com. Scanner intends to disclose on its website any amendment to, or waiver from, a provision of its Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer and controller relating to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-B.

Meeting Attendance

        Board and Committee Meetings.   Directors are required to attend a minimum of 75% of Board and committee meetings. During fiscal 2004, the Board held one meeting in 2004, and took action eight times by unanimous written consent. Each director attended 100% of the meetings of the Board and the committees on which such director served.

        Annual Meeting of Shareholders.   Subject to unavoidable personal conflicts, directors shall attend our annual meetings of shareholders. Both directors on the Board at the time of our 2004 annual shareholders’ meeting attended the 2004 annual meeting.

Executive Sessions of the Board

        There were no executive sessions in 2004 since there were no non-management directors until December 27, 2004; however, in accordance with the principles of corporate practice adopted by the Board of Directors, an executive session of non-management directors will be held at the time of each Board meeting unless otherwise determined by the independent directors.

Committees of the Board

        Our Board of Directors has three standing committees, the Audit Committee, the Compensation Committee and the Governance/Nominating Committee.

        Audit Committee.   The Audit Committee is comprised of Michael A. Thorsland (Chair) and Betsy Brenden Radtke, both independent directors. Mr. Thorsland has been named as the “audit committee financial expert” as defined by Item 401(e) of Regulation S-B under the Securities Act of 1933. Mr. Thorsland’s experience includes serving as Chief Financial Officer. We acknowledge that the designation of Mr. Thorsland as the audit committee financial expert does not impose on Mr. Thorsland any duties, obligations or liability that are greater than the duties, obligations and liability imposed on Mr. Thorsland as a member of the audit committee and the Board of Directors in the absence of such designation or identification. The Audit Committee reviews the selection and work of the Company’s independent auditors and the adequacy of internal controls for compliance with corporate policies and directives. The Report of Audit Committee is included on page 14. The Audit Committee was formed on December 27, 2004 and did not meet during 2004.

        Compensation Committee.   The Compensation Committee is comprised of Betsy Brenden Radtke (Chair) and Michael A. Thorsland, both independent directors. This committee recommends to the Board of Directors from time to time the salaries to be paid to our executive officers and any plan for additional compensation it deems appropriate. This committee is vested with the same authority as the Board of Directors with respect to the granting of options and the administration of our 2004 Equity Incentive Plan. The Compensation Committee was formed on December 27, 2004 and did not meet during 2004.

        Governance/Nominating Committee.   The Governance/Nominating Committee is comprised of Elwin M. Beaty (Chair), Michael A. Thorsland and Betsy Brenden Radtke, a majority of which are independent directors. This committee recommends to the Board of Directors nominees for vacant positions on the Board, sets goals for the Board and monitors the achievement of such goals. This committee will consider a candidate for director proposed by a shareholder. Candidates must have broad training and experience in their chosen fields and must have achieved distinction in their activities. The committee considers the particular expertise of each nominee and strives to achieve an appropriate breadth of skills among the Board members. A shareholder who wants to propose a candidate must comply with the provisions of the Company’s Bylaws regarding nominations for the election of directors. The policies of the committee are described more fully in the Governance/Nominating Committee’s Report on page 6. The Governance/Nominating Committee was formed on December 27, 2004 and did not meet during 2004.

Communications with the Board

        Shareholders may communicate directly with the Board of Directors. All communications should be directed to our Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors. If no director is specified, the communication will be forwarded to the entire Board. The communication will not be opened before being forwarded to the intended recipient, but it will go through normal security procedures. Shareholder communications to the Board should be sent to:

Elaine E. Beaty, Secretary
Scanner Technologies Corporation
14505 21st Ave. N., Suite 220
Minneapolis, MN 55447

Compensation to Directors

        Each director receives an annual retainer of $6,000. No additional fees are paid for attendance at meetings. In addition, each director who is not an employee of Scanner receives, upon his or her initial election to the Board, a five-year warrant to purchase 20,000 shares of Common Stock at fair market value on the date of grant. After each year of service, each non-employee director will receive a similar warrant for 5,000 shares.

GOVERNANCE/NOMINATING COMMITTEE REPORT

        The Governance/Nominating Committee is comprised of a majority of independent directors. In accordance with its written charter, the Governance/Nominating Committee assists the Board of Directors with fulfilling its responsibility regarding any matters relating to corporate governance including selection of candidates for our Board of Directors. Its duties shall include oversight of the principles of corporate governance by which Scanner and the Board shall be governed; the codes of ethical conduct and legal compliance by which Scanner and its directors, executive officers, employees and agents will be governed; policies for evaluation of the Board and the chairperson; policies for election and reelection of Board members; and policies for succession planning for the Chief Executive Officer, Board chairperson and other Board leaders. In addition, the Committee is responsible for annually reviewing the composition of the Board, focusing on the governance and business needs and requirements of Scanner, nominating and screening of Board member candidates, evaluating the performance of Board members and recommending the reelection of Board members who are performing effectively and who continue to provide a competency needed on the Board. When a director’s principal occupation or business association changes substantially, such director shall tender a letter of resignation to the Board through the Governance/Nominating Committee, which resignation will be considered and acted upon in a manner that is best for the Board and Scanner.

        The Governance/Nominating Committee will consider candidates for nomination as a director recommended by shareholders. In evaluating director nominees, the Governance/Nominating Committee requires certain minimum qualifications, including high moral character and mature judgment and the ability to work collegially with others. In addition, factors such as the following shall be considered:

  appropriate size and diversity of the Board;
  needs of the Board with respect to particular talent and experience;
  knowledge, skills and experience of nominee;
  familiarity with domestic and international business matters;
  appreciation of the relationship of our business to the changing needs of society; and
  desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by a new member.

        Shareholders who wish to recommend one or more candidates for director to the Governance/Nominating Committee must provide written recommendation to the Secretary of Scanner. Notice of a recommendation must include the shareholder’s name, address and the number of Scanner shares owned, along with information with respect to the person being recommended, i.e. name, age, business address, residence address, current principal occupation, five-year employment history with employer names and a description of the employer’s business, the number of shares beneficially owned by the prospective nominee, whether such person can read and understand basic financial statements and other board memberships, if any. The recommendation must be accompanied by a written consent of the prospective nominee to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. Scanner may require any nominee to furnish additional information that may be needed to determine the eligibility of the nominee.

        Shareholders who wish to present a proposal at an annual meeting of shareholders must provide a written notice to our Secretary at the address below:

Elaine E. Beaty, Secretary
Scanner Technologies Corporation
14505 21st Ave. N., Suite 220
Minneapolis, MN 55447

        A copy of the current Governance/Nominating Committee Charter is available on our website at www.scannertech.com.

Members of the Governance/Nominating Committee
          Elwin M. Beaty – Chair
          Michael A. Thorsland
          Betsy Brenden Radtke

EXECUTIVE COMPENSATION

Employment Agreements and Arrangements

        On January 1, 2004, Scanner entered into an Employment Agreement with Elwin M. Beaty, our Chairman, President, Chief Executive Officer and Chief Financial Officer. Pursuant to the agreement, Mr. Beaty’s current annual salary is $240,000. In addition, Mr. Beaty is entitled to $40,000 on January 1st of each year. The agreement can be terminated by either Scanner or Mr. Beaty upon a 30-day written notice to the other party; provided, however, that if Scanner terminates Mr. Beaty’s employment without cause, Mr. Beaty is entitled to an amount equal to his total annual salary.

        In an agreement dated April 19, 2002, Mr. Beaty forgave our obligation to pay him accrued salary of $1,254,575 and released Scanner, its successors, its officers and directors from any liability in connection with the accrued salary. In exchange, it was agreed that Mr. Beaty shall receive a certain amount of the proceeds, if any, that Scanner may receive out of litigation involving patents that Scanner has licensed. Under the agreement, Scanner shall keep 60% of any proceeds of the currently ongoing litigation and shall pay to Mr. Beaty 40% of such proceeds until Scanner has been reimbursed for all attorney fees and other expenses incurred in connection with the current litigation, and Mr. Beaty has received the total amount of $1,254,575. If one party has received all the amounts owing to such party before the other party’s claim under this provision has been satisfied, the other party shall receive 100% of the proceeds until its claim is satisfied. If any proceeds remain after such payment, Mr. Beaty shall receive 50% of such remainder. He also has a right to receive part of the proceeds, if any, that Scanner may receive out of any subsequent litigation involving the licensed patents. Scanner shall keep 60% of any proceeds from subsequent litigation until its attorney fees and other expenses incurred in connection with the current and any subsequent litigation have been reimbursed, and Mr. Beaty shall receive 40% of any proceeds from subsequent litigation until he has received a total amount of $1,254,575 out of the proceeds of the currently ongoing and any subsequent litigation. If any proceeds out of the subsequent litigation remain after such distribution, Scanner shall pay 25% of such remaining proceeds to Mr. Beaty. The unearned compensation forgiven ($1,254,575) less the related deferred tax benefit ($436,000) was recorded as additional paid-in capital in stockholders’ equity.

        On January 1, 2004, Scanner entered into an Employment Agreement with David P. Mork, our Senior Vice President. Pursuant to the agreement, Mr. Mork’s current annual salary is $156,000. The agreement can be terminated by either Scanner or Mr. Mork upon a 30-day written notice to the other party; provided, however, that if Scanner terminates Mr. Mork’s employment without cause, Mr. Mork is entitled to an amount equal to one-half of his total annual salary.

        To provide Mr. Mork with an incentive to continue his employment with the Company, and to compensate him for compensation in recent years which we believe was less than he might have received in a comparable position elsewhere, Mr. Mork was also a party to the agreement described above regarding the distribution of litigation proceeds. Pursuant to the agreement, Scanner has agreed to pay to Mr. Mork 20% of the remaining proceeds, if any, that Scanner may receive out of the currently ongoing litigation, and 25% of the remaining proceeds, if any, that we may receive out of any future litigation involving the licensed patent, and that remain after the aforesaid payments to Scanner and to Mr. Beaty have been made out of such proceeds.

Summary Compensation Table

        The following Summary Compensation Table sets forth certain compensation information for services rendered in all capacities to us by our Chief Executive Officer and by the only other executive officer whose total salary and bonus exceeded $100,000 during 2004.

Name and Principal Position	Fiscal Year	Annual Compensation				Long Term Compensation
		Salary ($)		Bonus ($)	Other ($)	Options	All Other Compensation ($)
Elwin M. Beaty	2004	303,000	(2)	12,000	0	150,000	0
Chairman, President, Chief	2003	180,000		0	0	—	163,772
Executive Officer and Chief	2002	180,000		0	0	—	18,858
Financial Officer(1)

David P. Mork	2004	171,000	(2)	12,000	0	100,000	0
Senior Vice President(1)	2003	120,000		1,500	0	—	0
	2002	114,750		100,000	0	—	0
_________________
(1)	Amounts paid prior to July 31, 2002 were paid by Scanner Technologies Corporation, the Minnesota corporation.

(2)	Includes payment of unused vacation time: $23,000 for Mr. Beaty and $15,000 for Mr. Mork.

Option/SAR Grants During 2004 Fiscal Year

        The following table sets forth information regarding stock options granted to the named executive officers during the fiscal year ended December 31, 2004. We have not granted any stock appreciation rights.

Name	Number of Securities Underlying Options/SARs Granted (#)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date

Elwin M. Beaty	150,000(1)	21.0%	$1.32	01/29/09

David P. Mork	100,000(2)	14.0%	$1.20	01/29/11
_________________
(1)	The option, which was granted on January 30, 2004, has an exercise price equal to 110% of the fair market value on the date of grant. The option becomes exercisable to the extent of 75,000 shares on each of July 30, 2004 and 2005.

(2)	The option, which was granted on January 30, 2004, has an exercise price equal to 100% of the fair market value on the date of grant. The option becomes exercisable to the extent of 75,000 shares on July 30, 2004 and 25,000 shares on July 30, 2005.

Option Exercises During 2004 Fiscal Year and Fiscal Year-End Option Values

        The following table provides information as to options exercised by the named executive officers in the Summary Compensation Table during fiscal 2004 and the number and value of options at December 31, 2004. We do not have any outstanding stock appreciation rights.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Unexercised Options at December 31, 2004		Value of Unexercised In-the Money Options at December 31, 2004(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Elwin M. Beaty	—	—	75,000	75,000	$107,250	$107,250

David P. Mork	—	—	75,000	25,000	$116,250	$38,750
_________________
(1)	Value of unexercised options is calculated on the basis of the difference between the option exercise price and $2.75, the closing sale price for our Common Stock at December 31, 2004 as quoted by the OTC Bulletin Board, multiplied by the number of shares of Common Stock underlying the option.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, the Company believes that, during 2004, all officers, directors, and greater than 10% shareholders complied with the applicable filing requirements, except that two warrants were omitted from Mr. Thorsland’s holdings on a Form 3, which Form 3 was amended to include the warrants.

Certain Relationships and Related Transactions

        Elaine E. Beaty, a more than 10% shareholder and wife of Elwin M. Beaty, our Chairman, President, Chief Executive Officer and Chief Financial Officer, is employed by Scanner, and for the years 2003 and 2004, Ms. Beaty received an aggregate salary and bonus of $67,500 and $102,000, respectively. In addition, Mr. Beaty’s children, Bok Beaty and Brooke Beaty, are employed by Scanner. For 2003 and 2004, Bok Beaty received an aggregate salary and bonus of $42,300 and $45,800, respectively, and Brooke Beaty received an aggregate salary and bonus of $48,369 and $50,049, respectively. In addition, in 2004, five-year options to purchase shares at $1.32 per share (110% of the fair market value on the date of grant) were granted to Elaine Beaty (150,000 shares), Bok Beaty (15,000 shares) and Brooke Beaty (15,000 shares).

APPROVE AMENDMENT TO INCREASE SHARES UNDER 2004 EQUITY INCENTIVE PLAN
(Proposal #3)

        On April 26, 2005, the Board of Directors approved an amendment to the Scanner Technologies Corporation 2004 Equity Incentive Plan (the “2004 Plan”) to increase the shares reserved under the 2004 Plan from 1,000,000 to 2,300,000, which amendment is subject to approval by our shareholders. As of April 23, 2005, there were outstanding options to purchase 666,000 shares of our Common Stock at prices ranging from $1.20 to $2.00, and there were 266,000 shares available for future grants. Options to purchase an aggregate of 68,000 shares at prices ranging from $1.20 to $1.50 per share have been exercised. The Board would like to have sufficient shares available under the 2004 to permit that granting of equity incentives to employees, officers, consultants, advisors and directors, which is an effective means to promote the future growth and development of Scanner. Such awards, among other things, increase these individuals’ proprietary interest in our success and enables Scanner to attract and retain qualified personnel. The Board therefore recommends that all shareholders vote in favor of the amendment to the 2004 Plan to increase the shares from 1,000,000 to 2,300,000.

Description of 2004 Equity Incentive Plan

        A general description of the material features of the 2004 Plan follows, but this description is qualified in its entirety by reference to the full text of the 2004 Plan, a copy of which may be obtained without charge upon request to Elwin M. Beaty, our Chief Executive Officer.

        General.   The 2004 Plan was adopted by the Board on January 5, 2004 and approved by the shareholders on June 17, 2004. Under the 2004 Plan, the Board or a committee appointed by the Board may award nonqualified or incentive stock options and restricted stock to those officers, directors, consultants, advisors and employees (the “Participants”) of Scanner whose performance, in the judgment of the Administrator, can have a significant effect on the success of the Company. As of April 21, 2005, we had approximately 14 employees, two of which are executive officers, one consultant and two directors who are not employees.

        Shares Available.   Assuming the shareholders approve the amendment to the 2004 Plan, the total number of shares of our Common Stock available for grants of awards to Participants directly or indirectly under the 2004 Plan shall be 2,300,000 shares of Common Stock. If any awards granted under the 2004 Plan expire or terminate prior to exercise or otherwise lapse, the shares subject to such portion of the award are available for subsequent grants of awards.

        The total number of shares and the exercise price per share of Common Stock that may be issued pursuant to outstanding awards are subject to adjustment by the Board of Directors upon the occurrence of stock dividends, stock splits or other recapitalizations, or because of mergers, consolidations, reorganizations or similar transactions in which we receive no consideration. The Board may also provide for the protection of Participants in the event of a merger, liquidation, reorganization, divestiture (including a spin-off) or similar transaction.

        Administration and Types of Awards.   As permitted in the 2004 Plan, the Board of Directors or a committee appointed by the Board from time to time shall administer the 2004 Plan. The Administrator has broad powers to administer and interpret the 2004 Plan, including the authority: (i) to establish rules for the administration of the 2004 Plan; (ii) to select the Participants in the 2004 Plan; (iii) to determine the types of awards to be granted and the number of shares covered by such awards; and (iv) to set the terms and conditions of such awards. All determinations and interpretations of the Administrator are binding on all interested parties.

        Options.   Options granted under the 2004 Plan may be either “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code (“I.R.C.”) or “nonqualified” stock options that do not qualify for special tax treatment under Section 422 or similar provisions of the I.R.C. No incentive stock option may be granted with a per share exercise price less than the fair market value of a share of the underlying Common Stock on the date the incentive stock option is granted. Incentive stock options granted to Participants possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company shall not be granted with an exercise price less than one hundred ten percent (110%) of the fair market value of the Company’s Common stock on the date of the grant of the incentive stock option. Unless otherwise determined by the Administrator, the per share exercise price for nonqualified stock options granted under the 2004 Plan will be one hundred percent (100%) of the fair market value of a share of our Common Stock on the date the nonqualified stock option is granted. The fair market value of our Common Stock was $2.55 on April 21, 2005.

        The period during which an option may be exercised and whether the option will be exercisable immediately, in stages, or otherwise is set by the Administrator. An incentive stock option may not be exercisable more than ten (10) years from the date of grant. Participants generally must pay for shares upon exercise of options with cash, personal or certified check or, if approved by the Administrator, previously-owned shares of Common Stock of the Company valued at the stock’s then “fair market value” as defined in the 2004 Plan. Each incentive option granted under the 2004 Plan is nontransferable during the lifetime of the Participant.

A nonqualified stock option may, if permitted by the Administrator, be transferred to certain family members, family limited partnerships and family trusts.

        The Administrator may, in its discretion, modify or impose additional restrictions on the term or exercisability of an option. The grants of stock options under the 2004 Plan are subject to the Administrator’s discretion. Consequently, future grants to eligible Participants cannot be determined at this time.

        Restricted Stock Awards.   The Administrator is also authorized to grant awards of restricted stock. Each restricted stock award granted under the 2004 Plan shall be for a number of shares as determined by the Administrator, and the Administrator, in its discretion, may also establish continued employment, vesting or other conditions that must be satisfied for the restrictions on the transferability of the shares and the risks of forfeiture to lapse. Until the risks of forfeiture have lapsed or the shares subject to any restricted stock award have been forfeited, Participants are entitled to vote shares represented by restricted stock certificates and shall receive all dividends attributable to such shares, but shall have no other rights as a shareholder with respect to the shares. No restricted stock award shall be transferable during the lifetime of the Participant prior to the date the risks of forfeiture have lapsed with respect to the restricted stock award.

        Amendment.   The Board of Directors may terminate or amend the 2004 Plan, except that the terms of award agreements then outstanding may not be adversely affected without the consent of the Participant. The Board of Directors may not amend the 2004 Plan to materially increase the total number of shares of Common Stock available for issuance under the 2004 Plan, materially increase the benefits accruing to any individual or materially modify the requirements for eligibility to participate in the 2004 Plan without the approval of our shareholders if such approval is required to comply with the I.R.C. or other applicable laws or regulations.

Federal Income Tax Matters

        Options.   “Nonqualified” stock options granted under the 2004 Plan are not intended to and do not qualify for favorable tax treatment available to “incentive” stock options under I.R.C. Section 422. Generally, no income is taxable to the Participant (and we are not entitled to any deduction) upon the grant of a nonqualified stock option. When a nonqualified stock option is exercised, the Participant generally must recognize compensation taxable as ordinary income equal to the difference between the option price and the fair market value of the shares on the date of exercise. Scanner normally will receive a deduction equal to the amount of compensation the Participant is required to recognize as ordinary income and must comply with applicable tax withholding requirements.

        Incentive stock options granted pursuant to the 2004 Plan are intended to qualify for favorable tax treatment to the optionee under Code Section 422. Under Code Section 422, a Participant realizes no taxable income when the incentive stock option is granted. If the Participant has been an employee of Scanner or any subsidiary at all times from the date of grant until three months before the date of exercise, the Participant will realize no taxable income when the option is exercised. If the Participant does not dispose of shares acquired upon exercise for a period of two years from the granting of the incentive stock option and one year after receipt of the shares, the Participant may sell the shares and report any gain as capital gain. Scanner will not be entitled to a tax deduction in connection with either the grant or exercise of an incentive stock option, but may be required to comply with applicable withholding requirements. If the Participant should dispose of the shares prior to the expiration of the two-year or one-year periods described above, the Participant will be deemed to have received compensation taxable as ordinary income in the year of the early sale in an amount equal to the lesser of (i) the difference between the fair market value of our Common Stock on the date of exercise and the option price of the shares, or (ii) the difference between the sale price of the shares and the option price of shares. In the event of such an early sale, Scanner will be entitled to a tax deduction equal to the amount recognized by the Participant as ordinary income. The foregoing discussion ignores the impact of the alternative minimum tax, which may particularly be applicable to the year in which an incentive stock option is exercised.

        Restricted Stock Awards.   Generally, no income is taxable to the Participant in the year a restricted stock award is granted. Instead, the Participant will recognize compensation taxable as ordinary income equal the fair market value of the shares in the year in which the forfeiture and transfer restrictions lapse. Alternatively, if the Participant makes a “Section 83(b)” election, the Participant will, in the year that the restricted stock is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date the restricted stock is granted. Scanner normally will receive a deduction equal to the amount of compensation the Participant is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

New Plan Benefits

        Our management and Board of Directors believe that the adoption of the 2004 Plan will enable Scanner to continue to attract and retain a strong management and employee base, and will further link key employees to and reward them for increases in shareholder value. Because awards under the 2004 Plan are subject to the Administrator’s discretion, the future benefits or amounts that may be received by employees, officers, consultants, advisors or directors under the 2004 Plan cannot be determined at this time.

        The table below shows the total number of stock options that have been received by the following individuals and groups under the 2004 Plan as of April 21, 2005:

Name and Position/Group	Total Number of Options Received

Elwin M. Beaty, Chairman, President, Chief Executive Officer,
and Chief Financial Officer	150,000
David P. Mork, Senior Vice President	100,000
Current Executive Officers as a Group (2 persons)	250,000
Current Directors who are not Executive Officers
as a Group (2 persons)	0
Current Employees who are not Executive Officers
as a Group (12 persons)	375,000

Vote Required

        The Board of Directors recommends that the shareholders approve the Amendment to the 2004 Equity Incentive Plan to increase the shares. Under applicable New Mexico law, approval of the Amendment requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter.

Equity Compensation Plan Information

        The following table provides information concerning the Company’s equity compensation plans as of December 31, 2004.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

	(a)	(b)	(c)

Equity compensation	734,000	$1.32	266,000
plans approved by
security holders

Equity compensation	40,000	$2.94	0
plans not approved by
security holders (1)

TOTAL	774,000	$1.40	266,000

(1)	This plan consists of five-year warrants issued to two individuals in connection with their election as outside directors on December 27, 2004, which warrants were immediately exercisable.

RATIFICATION OF APPOINTMENT OF
INDEPENDENT PUBLIC ACCOUNTING FIRM
(Proposal #4)

        The Board of Directors recommends that the shareholders ratify the appointment of Lurie Besikof Lapidus & Company, LLP, as our independent public accounting firm for the year ending December 31, 2005. Lurie Besikof Lapidus & Company, LLP has served as our independent public accounting firm since 2002. Lurie Besikof Lapidus & Company, LLP provided services in connection with the audit of the financial statements of the Company for the year ended December 31, 2004, assistance with the Company’s Annual Report submitted to the Securities and Exchange Commission on Form 10-KSB and quarterly reports filed with the Securities and Exchange Commission, and consultation on matters relating to accounting and financial reporting. Representatives of Lurie Besikof Lapidus & Company, LLP are expected to be present at the Annual Meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.

        The ratification of Lurie Besikof Lapidus & Company, LLP as the independent registered public accounting firm for Scanner requires the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting.

Audit Fees

        We paid the following fees to Lurie Besikof Lapidus & Company, LLP for fiscal years 2003 and 2004:

	2003	2004
Audit Fees	$31,600	$31,155
Audit-Related Fees	0	0
Tax Fees	14,425	7,085
All Other Fees	3,055	11,410

	$49,080	$49,650

        Audit Fees.   The fees are for the audit of our annual financial statements and review of the financial statements included in our Form 10-QSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

        Tax Fees.   The aggregate fees billed for the year ended December 31, 2003 for tax return preparation and tax advice relating to IRS examinations were $11,950 and $2,475, respectively. The fees billed for the year ended December 31, 2004 was for tax return preparation.

        All Other Fees.   The aggregate fees billed for the year ended December 31, 2003 for services relating to the SEC filings and accounting consultations were $2,200 and $855, respectively. The aggregate fees billed for the year ended December 31, 2004 for services relating to the SEC filings and accounting consultations were $8,900 and $2,510, respectively.

        After consideration, the Audit Committee has determined that the provision of these services is compatible with maintaining the principal accountant’s independence.

Pre-Approval Policy

        In accordance with the Audit Committee charter, all audit and non-audit services by the independent registered public accounting firm must be pre-approved by the Audit Committee.

REPORT OF AUDIT COMMITTEE

        The Board of Directors maintains an Audit Committee comprised of the Company’s two outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the rule of the National Association of Securities Dealers, Inc. (“NASD”) that governs audit committees composition, Rule 4350(d)(2), including the requirement that audit committee members all be “independent directors” as that term is defined by NASD Rule 4200(a)(15).

        In accordance with its written charter adopted by the Board of Directors (filed as Appendix A hereto), the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

(1)	reviewed and discussed the audited financial statements with management;

(2)	discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61; and

(3)	reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board’s Standard No.1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

        Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission.

Members of the Audit Committee
          Michael A. Thorsland – Chair
          Betsy Brenden Radtke

SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

        Any appropriate proposal submitted by a shareholder of Scanner and intended to be presented at the 2006 Annual Meeting must be received by Scanner by December 4, 2005 to be included in our proxy or information statement for the 2005 Annual Meeting. If a shareholder proposal intended to be presented at the 2006 annual meeting but not included in the proxy materials is received by us after March 20, 2006, then management named in our proxy or information statement for the 2006 Annual Meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting.

OTHER BUSINESS

        Management is not aware of any matters to be presented for action at the Annual Meeting, except matters discussed in the Information Statement.

ANNUAL REPORT TO SHAREHOLDERS

        A copy of the Company’s Annual Report to Shareholders for the fiscal year ended December 31, 2004 accompanies this Notice of Annual Meeting and Information Statement. No part of such Annual Report is incorporated herein.

AVAILABILITY OF FORM 10-KSB

        Scanner will furnish without charge to each shareholder of Scanner, upon written request of any such person, a copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission, including the financial statements. Scanner will furnish to any such person any exhibit described in the list accompanying the Form 10-KSB upon the advance payment of reasonable fees related to furnishing such exhibit(s). Requests for copies of such report and/or exhibit(s) should be directed to the Secretary at our principal address.

By Order of the Board of Directors,

Elwin M. Beaty
Chairman, President, Chief Executive Officer
and Chief Financial Officer

May 4, 2005

APPENDIX A

CHARTER FOR THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF
SCANNER TECHNOLOGIES CORPORATION
(Adopted as of December 27, 2004)

I.	PURPOSE

                The primary function of the Audit Committee of Scanner Technologies Corporation (the “Company”) is to provide oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company’s auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system.

•	Coordinate, review and appraise the audit efforts of the Company’s independent accountants.

•	Communicate directly with the independent accountants, the financial and senior management, and the Board of Directors regarding the matters related to the Committee’s responsibilities and duties.

                The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section III of this Charter.

II.	MEMBERSHIP

                The Committee shall be comprised of two or more directors elected by the Board, each of whom shall be independent (as such term is defined by applicable laws and regulations or the Company’s corporate governance policies, if any). Committee members shall serve until the next annual organizational meeting of the Board, or until their successors are duly elected and qualified. The Chair of the Committee shall be elected by the Board. In the absence of the election of a Chair by the Board, the members of the Committee shall elect a Chair by majority vote of the Committee membership. In addition, no member of the Audit Committee shall receive any compensation whatsoever from the Company other than compensation paid to such member as a director of the Company and member of one or more committee of the Company’s Board of Directors.

                All Committee members shall have a working familiarity with basic finance and accounting practices and shall be able to read and understand financial statements at the time of their appointment to the Committee. At least one member of the Committee must have had past employment experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

III.	RESPONSIBILITIES AND DUTIES

Documents/Reports Review

•	Review and update this Charter periodically, at least annually, as conditions dictate.

•	Review the Company’s annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent accountants or management.

•	Review with financial management and the independent accountants any release of earnings prior to its issuance and any Form 10-QSB or 10-KSB prior to its filing. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

•	Appoint, compensate and oversee the Company’s independent auditors. The Company’s independent auditors shall report directly to the Committee. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountants’ independence.

•	Review the performance of the independent accountants and discharge and replace the independent accountants when circumstances warrant.

•	Periodically consult with the independent accountants out of the presence of management regarding the adequacy of internal controls and the fullness and accuracy of the Company’s financial statements.

•	Pre-approve all audit services and non-audit services to be performed by the Company’s independent auditors.

•	Discuss with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented.

•	Obtain and review the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented.

Audit Committee Report

•	Prepare an annual Audit Committee Report to be presented to the Board. The Committee will prepare the Audit Committee Report with the understanding that its representations will be used by the Board and the Company to comply with Item 306 of Regulation S-B and Item 7(d)(3) of Schedule 14A as those regulations affect the Company.

Related-Party Transactions

•	Review and approve all related-party transactions to which the Company may be a party prior to their implementation to assess whether such transactions meet applicable legal requirements.

Financial Reporting Processes

•	In consultation with the independent accountants and management, review the integrity of the Company’s financial reporting processes, both internal and external.

•	Consider and revise, if appropriate, the Company’s auditing and accounting principles and practices.

•	Consider the adequacy of the financial and accounting staff.

Ethical and Legal Compliance

•	Review periodically the Company’s Code of Ethics and Business Conduct applicable to senior financial officers and management’s enforcement of the Code as it relates to the Company’s financial reporting process and internal control system.

•	Ensure that management has the proper review system in place to ensure that Company’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

•	Review, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

•	Establish and maintain procedures for efficiently responding to complaints received by the Company regarding accounting, internal accounting controls and auditing. At a minimum, these procedures shall allow employees to submit concerns regarding questionable accounting and auditing matters on a confidential, anonymous basis.

•	Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

IV.	AUTHORITY

                The Audit Committee shall have the authority as and when it shall determine to be necessary or appropriate to the functions of the Audit Committee:

i.

At the expense of the Company, to consult with the Company’s outside legal counsel and other advisors or to engage independent consultants and advisors, including legal and financial advisors, to assist it with its functions;

ii.

To request from the Chief Executive Officer, the Chief Financial Officer and such other members of the Company’s management as the Committee shall deem appropriate advice and information, orally or in writing, concerning the Company’s business operations and financial condition relevant to the functions of the Committee.

V.	MEETINGS AND MINUTES

                The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet periodically with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

                The Audit Committee will maintain written minutes of its meeting. Such minutes will be provided to the Board of Directors, and filed with the minutes of the meetings of the Board of Directors.

VI.	MANAGEMENT COOPERATION

                Management of the Company is requested to cooperate with the Audit Committee, and to render assistance to the Audit Committee as it shall request in carrying out its functions.

APPENDIX B

SCANNER TECHNOLOGIES CORPORATION
2004 EQUITY INCENTIVE PLAN
(As Amended on April 26, 2005)

SECTION 1.
DEFINITIONS

        As used herein, the following terms shall have the meanings indicated below:

(a)	“Affiliates” shall mean a Parent or Subsidiary of the Company.

(b)	“Committee” shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. If the Company’s securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, then, to the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a “non-employee director.” Solely for purposes of this Section 1(a), “non-employee director” shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

(c)	The “Company” shall mean Scanner Technologies Corporation, a New Mexico corporation.

(d)	“Fair Market Value” as of any date shall mean (i) if such stock is listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding day on which there was a sale of stock; (ii) if such stock is not so listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the closing price quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to the Company’s Common Stock.

(e)	The “Internal Revenue Code” is the Internal Revenue Code of 1986, as amended from time to time.

(f)	The “Participant” means (i) an employee of the Company or any Subsidiary to whom an incentive stock option has been granted pursuant to Section 9, (ii) a consultant or advisor to or director, employee or officer of the Company or any Subsidiary to whom a nonqualified stock option has been granted pursuant to Section 10, or (iii) a consultant or advisor to, or director, employee or officer of the

Company or any Subsidiary to whom a restricted stock award has been granted pursuant to Section 11.

(g)	“Parent” shall mean any corporation that owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company’s outstanding stock.

(h)	The “Plan” means the Scanner Technologies Corporation 2004 Equity Incentive Plan, as amended from time to time, including the form of Option and Award Agreements as they may be modified by the Board from time to time.

(i)	“Stock” shall mean Common Stock of the Company (subject to adjustment as described in Section 13) reserved for incentive and nonqualified stock options and restricted stock awards pursuant to this Plan.

(j)	A “Subsidiary” shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.

SECTION 2.
PURPOSE

        The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree.

        It is the intention of the Company to carry out the Plan through the granting of stock options that will qualify as “incentive stock options” under the provisions of Section 422 of the Internal Revenue Code, or any successor provision, pursuant to Section 9 of this Plan, through the granting of “nonqualified” stock options pursuant to Section 10 of this Plan, and through the granting of restricted stock awards pursuant to Section 11 of this Plan. The grant of all stock options and restricted stock awards shall, to the extent required, comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code, or any other applicable law or regulation. In no event shall any stock options become exercisable or the risks of forfeiture on any restricted stock awards lapse prior to the date this Plan is approved by the shareholders of the Company. If shareholder approval of this Plan is not obtained within twelve (12) months after the adoption of the Plan by the Board of Directors, any stock options or restricted stock awards previously granted shall be revoked.

SECTION 3.
EFFECTIVE DATE OF PLAN

        The Plan shall be effective upon its adoption by the Board of Directors of the Company, subject to approval by the shareholders of the Company as required in Section 2.

SECTION 4.
ADMINISTRATION

        The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the “Board”) or by a Committee that may be appointed by the Board from time to time to administer the Plan (collectively referred to as the “Administrator”). The Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described herein) to determine, in its sole discretion, whether an incentive stock option, nonqualified stock option or restricted stock award shall be granted, the individuals to whom, and the time or times at which, options and awards shall be granted, the number of shares subject to each option or award, the option price, and terms and conditions of each option or award. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option and restricted stock award agreements (which may vary from Participant to Participant) evidencing each option or award and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator’s interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

        No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

SECTION 5.
PARTICIPANTS

        The Administrator shall from time to time, at its discretion and without approval of the shareholders, designate those employees to whom incentive stock options shall be granted pursuant to Section 9 of the Plan; those employees, officers, directors, consultants and advisors of the Company or of any Subsidiary to whom nonqualified stock options shall be granted pursuant to Section 10 of the Plan; and those employees, officers, directors, consultants and advisors of the Company or any Subsidiary to whom restricted stock awards shall be granted pursuant to Section 11 of the Plan; provided, however, that consultants or advisors shall not be eligible to receive stock options or restricted stock awards hereunder unless such consultant or advisor renders bona fide services to the Company or Subsidiary and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities. The Administrator may grant additional incentive stock options, nonqualified stock options and restricted stock awards under this Plan to some or all Participants then holding options or awards or may grant options and awards solely or partially to new Participants. In designating Participants, the Administrator shall also determine the number of shares to be optioned or awarded to each such Participant. The Board may from time to time designate individuals as being ineligible to participate in the Plan.

SECTION 6.
STOCK

        The Stock to be optioned or awarded under this Plan shall consist of authorized but unissued shares of Stock. Two Million Three Hundred Thousand (2,300,000) shares of Stock shall be reserved and available for stock options and restricted stock awards under the Plan; provided, however, that the total number of shares of Stock reserved for options and restricted stock awards under this Plan shall be subject to adjustment as provided in Section 13 of the Plan. In the event (i) any portion of an outstanding stock option or restricted stock award under the Plan for any reason expires, (ii) any portion of an outstanding stock option is terminated prior to the exercise of such option, or (iii) any portion of a restricted stock award is terminated prior to the lapsing of any risks of forfeiture on such stock, the shares of Stock allocable to such portion of the option or award shall continue to be reserved for stock options and restricted stock awards under the Plan and may be optioned or awarded hereunder.

SECTION 7.
DURATION OF PLAN

        Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date of the Plan as defined in Section 3. Nonqualified stock options and restricted stock awards may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board. Any incentive stock option granted during such ten-year period and any nonqualified stock option or restricted stock award granted prior to the termination of the Plan by the Board shall remain in full force and effect until the expiration of the option or award as specified in the written stock option or restricted stock award agreement and shall remain subject to the terms and conditions of this Plan.

SECTION 8.
PAYMENT

        Participants may pay for shares upon exercise of stock options granted pursuant to this Plan with cash, personal check, certified check or, if approved by the Administrator in its sole discretion, previously-owned shares of the Company’s Common Stock valued at such Stock’s then Fair Market Value, or such other form of payment as may be authorized by the Administrator. The

Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the option granted to the Participant or upon any exercise of the option by the Participant. “Previously-owned shares” means shares of the Company’s Common Stock which the Participant has owned for at least six (6) months prior to the exercise of the stock option, or for such other period of time as may be required by generally accepted accounting principles.

        With respect to payment in the form of Common Stock of the Company, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

SECTION 9.
TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

        Each incentive stock option granted pursuant to this Section 9 shall be evidenced by a written stock option agreement (the “Option Agreement”). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

(a)	Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, or under the laws of any other applicable law or regulation, the option price per share shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the option price per share of an incentive stock option granted to such Participant shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock per share on the date of the grant of the option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

(b)	Term and Exercisability of Incentive Stock Option. The Administrator shall establish in each case the term during which any incentive stock option granted under the Plan may be exercised. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, or by the laws of any other applicable law or regulation, in no event shall any incentive stock option be exercisable during a term of more than ten (10) years from the date on which it is granted; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any

Subsidiary, the incentive stock option granted to such Participant shall be exercisable during a term of not more than five (5) years from the date on which it is granted. The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercise date of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

(c)	Withholding. The Company or its Subsidiary shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of an incentive stock option or a “disqualifying disposition” of shares acquired through the exercise of an incentive stock option as defined in Code Section 421(b). In the event the Participant is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Board may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the option’s exercise having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the option. In no event may the Company or any Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Board and otherwise comply with such rules as the Board may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

(d)	Other Provisions. The Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered an “incentive stock option” as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.

SECTION 10.
TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

        Each nonqualified stock option granted pursuant to this Section 10 shall be evidenced by a written Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

(a)	Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Administrator, the option price per share shall be one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option; provided, however, that the option price may not be less than eighty-five percent (85%) of the Fair Market Value of the Common Stock per share on the date of grant.

(b)	Term and Exercisability of Nonqualified Stock Option. The Administrator shall establish in each case the term during which any nonqualified stock option granted under the Plan may be exercised. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercise date of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

(c)	Withholding. The Company or its Subsidiary shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of a nonqualified stock option. In the event the Participant is required under the Option Agreement to pay the Company or Subsidiary, or make arrangements satisfactory to the Company or Subsidiary respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by delivering shares of the Company’s Common Stock or by electing to have the Company or Subsidiary withhold shares of Common Stock otherwise issuable to the Participant having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the exercise of the nonqualified stock option. In no event may the Company or Subsidiary withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

(d)	Other Provisions. The Option Agreement authorized under this Section 10 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 11.
RESTRICTED STOCK AWARDS

        Each restricted stock award granted pursuant to the Plan shall be evidenced by a written restricted stock agreement (the “Restricted Stock Agreement”). The Restricted Stock Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Restricted Stock Agreement shall comply with and be subject to the following terms and conditions:

(a)	Number of Shares. The Restricted Stock Agreement shall state the total number of shares of Stock covered by the restricted stock award.

(b)	Risks of Forfeiture. The Restricted Stock Agreement shall set forth the risks of forfeiture, if any, which shall apply to the shares of Stock covered by the restricted stock award, and shall specify the manner in which such risks of forfeiture shall lapse. The Administrator may, in its sole discretion, modify the manner in which such risks of forfeiture shall lapse but only with respect to those shares of Stock that are restricted as of the effective date of the modification.

(c)	Issuance of Restricted Shares. The Company shall cause to be issued a stock certificate representing such shares of Stock in the Participant’s name, and shall deliver such certificate to the Participant; provided, however, that the Company shall place a legend on such certificate describing the risks of forfeiture and other transfer restrictions set forth in the Participant’s Restricted Stock Agreement and providing for the cancellation and return of such certificate if the shares of Stock subject to the restricted stock award are forfeited.

(d)	Rights as Shareholder. Until the risks of forfeiture have lapsed or the shares subject to such restricted stock award have been forfeited, the Participant shall be entitled to vote the shares of Stock represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.

(e)	Withholding Taxes. The Company or its Subsidiary shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s restricted stock award. In the event the Participant is required under the Restricted Stock Agreement to pay the Company or Subsidiary,

or make arrangements satisfactory to the Company or Subsidiary respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Stock received pursuant to a restricted stock award on which the risks of forfeiture have lapsed. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such restricted stock. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

(f)	Nontransferability. No restricted stock award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution, prior to the date the risks of forfeiture described in the restricted stock agreement have lapsed. If the Participant shall attempt any transfer of any restricted stock award granted under the Plan prior to such date, such transfer shall be void and the restricted stock award shall terminate.

(g)	Other Provisions. The Restricted Stock Agreement authorized under this Section 11 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 12.
TRANSFER OF OPTIONS

        No incentive stock option shall be transferable, in whole or in part, by the Participant other than by will or by the laws of descent and distribution. During the Participant’s lifetime, only the Participant may exercise the incentive stock option. If the Participant shall attempt any transfer of any incentive stock option granted under the Plan during the Participant’s lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

        No nonqualified stock option shall be transferred, except that the Administrator may, in its sole discretion, permit the Participant to transfer any or all nonqualified stock options to any member of the Participant’s “immediate family” as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant’s “immediate family” or partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.

SECTION 13.
RECAPITALIZATION, SALE, MERGER, EXCHANGE OR LIQUIDATION

        If, following adoption of this Plan, the Company effects an increase or decrease in the number of shares of Common Stock in the form of a subdivision or consolidation of shares, or the payment of a stock dividend, or effects any other increase or decrease in the number of shares of Common Stock without receipt of consideration by the Company, the number of shares of Option Stock reserved under Section 6 hereof and the number of shares of Option Stock covered by each outstanding option and restricted stock award, and the price per share thereof, shall be appropriately adjusted by the Board to reflect such change. Additional shares that may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

        Unless otherwise provided in the Option or Award Agreement, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture or liquidation of the Company (collectively referred to as a “transaction”), the Board may provide for one or more of the following:

(a)	the equitable acceleration of the exercisability of any outstanding options and the lapsing of the risks of forfeiture on any restricted stock awards;

(b)	the complete termination of this Plan, the cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Participants a reasonable period of time in which to exercise the options prior to the effectiveness of such transaction), and the cancellation of any restricted stock awards for which the risks of forfeiture have not lapsed;

(c)	that Participants holding outstanding stock options shall receive, with respect to each share of Stock subject to such options, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction over the option price per share of such options; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;

(d)	that Participants holding outstanding restricted stock awards shall receive, with respect to each share of Stock subject to such awards, as of the effective date of any such transaction, cash in an amount equal to the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;

(e)	the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to Participants holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction; and

(f)	the continuance of the Plan with respect to restricted stock awards for which the risks of forfeiture have not lapsed as of the date of adoption by the Board of such plan for such transaction and provide to Participants holding such awards the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

The Board may restrict the rights of or the applicability of this Section 13 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an option or restricted stock award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 14.
INVESTMENT PURPOSE

        No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company’s counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Stock to Participant, the Administrator may require Participant to (i) represent that the shares of Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (ii) represent that Participant shall not dispose of the shares of Stock in violation of the Securities Act of 1933 or any other applicable securities laws or any company policies then in effect.

        As a further condition to the grant of any stock option or the issuance of Stock to Participant, Participant agrees to the following:

(a)	In the event the Company advises Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock,

Participant will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any stock option granted to Participant pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

(b)	In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state’s securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any stock option and the date on which such option must be exercised, provided that the Company gives Participant prior written notice of such acceleration, and (ii) to cancel any options or portions thereof, in reverse chronological order based on the date or dates on which such options or portions thereof would have become exercisable according to the original vesting schedule set forth in the related stock option agreements, which Participant does not exercise prior to or contemporaneously with such public offering.

(c)	In the event of a transaction (as defined in Section 13 of the Plan), Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an “affiliate” (as defined in such applicable legal and accounting principles) at the time of the transaction, and Participant will execute any documents necessary to ensure compliance with such rules.

The Company reserves the right to place a legend on any stock certificate issued upon the exercise of an option or upon the grant of a restricted stock award pursuant to the Plan to assure compliance with this Section 14.

SECTION 15.
RIGHTS AS A SHAREHOLDER

        A Participant (or the Participant’s successor or successors) shall have no rights as a shareholder with respect to any shares covered by an incentive stock option or nonqualified stock option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 13 of the Plan).

SECTION 16.
AMENDMENT OF THE PLAN

        The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment,

except as is authorized in Section 13, shall impair the terms and conditions of any stock option or restricted stock award which is outstanding on the date of such revision or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, no such revision or amendment shall (i) increase the number of shares subject to the Plan except as provided in Section 13 hereof, (ii) change the designation of the class of employees eligible to receive stock options or restricted stock awards, (iii) decrease the price at which options may be granted, or (iv) increase the benefits accruing to Participants under the Plan, without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code.

SECTION 17.
NO OBLIGATION TO EXERCISE OPTION

        The granting of a stock option shall impose no obligation upon the Participant to exercise such option. Further, the granting of a stock option or restricted stock award hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the Participant in its employ for any period.

SCANNER TECHNOLOGIES CORPORATION
PROXY SOLICITED BY BOARD OF DIRECTORS
For the Annual Meeting of Shareholders
June 9, 2005

The undersigned hereby appoints Elwin M. Beaty and David P. Mork, or either of them, proxies with full power of substitution to vote all shares of stock of Scanner Technologies Corporation of record in the name of the undersigned at the close of business on April 21, 2005, at the Annual Meeting of Shareholders to be held at the offices of Fredrikson & Byron, P.A., Suite 4000, 200 South Sixth Street, Minneapolis Minnesota at 3:30 p.m. on June 9, 2005, or at any adjournment or adjournments thereof, hereby revoking all former proxies:

1.	Set the number of directors at four (4).

☐ FOR	☐ AGAINST	☐ ABSTAIN

2.	Elect Directors: Nominees: Elwin M. Beaty, David P. Mork, Betsy Brenden Radtke and Michael A. Thorsland

☐	FOR nominees listed above (except for the nominee(s) whose name(s) has been written below	☐	WITHHOLD AUTHORITY to vote for all nominees listed above

3.	Approve an increase of shares from 1,000,000 to 2,300,000 under the 2004 Equity Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	Ratify appointment of Lurie Besikof Lapidus & Company, LLP as our independent registered public accounting firm for the year ending December 31, 2005.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Dated: ____________________, 2005

Please sign name(s) exactly as shown at left. When signing as executor, administrator, trustee or guardian, give full title as such; when shares have been issued in names of two or more persons, all should sign.